AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.® (no ticker symbol)

SUMMARY PROSPECTUS May 1, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at: http://pe.newriver.com/summary.asp?clientid=amfid&fundid=NRMF03244&contractid=NRVA01077    You can also get this information at no cost by calling 1.800.662.1106 or by sending an email request to va.help@af-group.com.

RISK/RETURN SUMMARY

Investment Objective

The primary investment goal of the American Fidelity Dual Strategy Fund (the “Fund”) is long-term capital growth.

Fees and Expenses of the Fund

The information below reflects the fees and expenses that the Fund incurs.  The Fund’s fees and expenses will impact your investment.  Because you may only invest indirectly in the Fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan, your investment may also be impacted by fees imposed by the separate account.  The following information does not include fees and expenses that you may incur at the separate account level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Dual Strategy Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Dual Strategy Fund for the time periods indicated and that your investment has a 5% return each year.  The Example also assumes that the Fund’s operating expenses remain the same.  Because the Fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period.  Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$279	$627

This Example does not include fees and expenses that you may incur at the separate account level.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 102.34% of the average value of its portfolio.

Investment Strategy, Risks and Performance

Principal Investment Strategy

The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies.  The Fund has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies.  The approach of two of the sub-advisors (Quest Investment Management, Inc. and The Renaissance Group, LLC) is growth oriented and focuses on the relationship that often exists between (1) higher prices for large capitalization stocks bought in the market and (2) increased company earnings.  The other two sub-advisors (Beck, Mack & Oliver LLC and WEDGE Capital Management L.L.P.) are “value” sub-advisors, generally focusing on undervalued equity securities with large capitalizations.

Principal Risks of Investing

The Fund’s shares will rise and fall in value, and you may lose money on your investment in the Fund.  The risk exists that the Fund may underperform other investments in the event that:

•	Either value stocks or growth stocks fall out of favor with investors, causing part of the Fund’s portfolio to underperform.

•	Companies in which the Fund’s growth-oriented sub-advisors invest do not grow as rapidly as expected.

•	Value stocks held by the Fund do not reach the value anticipated by the Fund’s value-oriented sub-advisor.

•
The Fund’s foreign investments were not solely the purchase of American Depository Receipts (ADR), thus eliminating fluctuations in currency exchange rates, market illiquidity, price volatility, high trading costs or difficulties in settlement.

•	Earnings of companies in which the Fund invests are not achieved, and income available for interest or dividend payments is reduced.

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan.  The Dual Strategy Fund may be appropriate for you to invest in through a separate account if you:

•	Want a regular investment program for retirement savings.

•	Can benefit from deferred taxation of capital appreciation and income.

•	Are several years from retirement and can pursue a long-term investment goal.

•	Want to add an investment with growth potential to diversify your other retirement investments.

•	Are willing to accept higher short-term risk along with higher potential long-term returns.

You should read the applicable separate account prospectus for information about (1) purchasing a variable annuity contract or participating in a variable annuity contract, (2) other investment options that may be available to you in addition to the Dual Strategy Fund, (3) the terms of your variable annuity contract, (4) expenses related to purchasing a variable annuity contract, and (5) procedures for redeeming the Fund’s shares through the separate account.

ANNUAL TOTAL RETURN

The bar chart below shows how the Fund’s annual total return has varied from year to year over a ten-year period.  This information illustrates the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund.  The average annual total return information at the bottom of the page shows the Fund’s performance over time compared with that of the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000® Index, another widely recognized common stock index.  This information may help you evaluate the Fund’s risks and potential rewards; however, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Additionally, these returns are calculated for the Dual Strategy Fund.  They do not reflect insurance, sales and administrative charges deducted by participating separate accounts - including those charges would reduce the Fund’s total returns for all periods.

Average annual total returns as of 12/31/10

	1 Year	5 Years	10 Years

Fund	18.73%	1.94%	0.28%
S&P 500 Index	15.06%	2.29%	1.41%
Russell 1000® Index	16.10%	2.59%	1.83%

Highest Quarterly Return:	15.24%, 3rd Quarter 2009	Lowest Quarterly Return	-22.74%, 4th Quarter 2008

Investment Advisors and Portfolio Managers

American Fidelity Assurance Company is the Fund’s investment advisor, and the Fund’s current sub-advisors are Beck, Mack & Oliver LLC (“BM&O”), Quest Investment Management, Inc. (“Quest”), The Renaissance Group LLC (“Renaissance”), and WEDGE Capital Management L.L.P. (“WEDGE”).  The following table contains information about the Sub-Advisors’ portfolio managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio (each, a “Portfolio Manager”):

Sub-Advisor	Portfolio Manager	Title	Length of Service with Sub-Advisor
BM&O	Zachary Wydra	Partner/Portfolio Manager	6 years
Quest	Douglas P. Goebel, CFA E. Adrian Hamilton Cameron M. Johnson Monte L. Johnson Garth R. Nisbett, CFA Gregory G. Sherwood	Senior Vice President Vice President CEO Chairman Senior Vice President President	18 years 16 years 21 years 26 years 6 years 22 years
Renaissance	Michael E. Schroer	Managing Partner and Chief Investment Officer	6 years
WEDGE	Michael Gardner Andrei Bolshakov, CFA R. Michael James John Norman	Director of Equity Research and General Partner Director of Quantitative Research and General Partner Portfolio Manager and General Partner Portfolio Manager and General Partner	21 years 4 years 26 years 6 years

Purchase and Sale of Fund Shares

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

Tax Information

Because the Fund’s shareholders are the separate accounts of one or more insurance companies through which you purchased your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company.  Accordingly, no discussion is included about the federal personal income tax consequences to you, the policyholder.  For this information, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

Payments to Financial Intermediaries

American Fidelity Securities, Inc. (“AFS”) is the broker-dealer for the separate accounts that offer the Fund as an investment option.  The separate accounts pay a fee to AFS for its services as broker-dealer.  These payments may create a conflict of interest by influencing the broker-dealer and your salesperson to recommend the Fund over another investment.  Ask your salesperson for more information.